AUTHORIZED RESELLER AGREEMENT

THIS AUTHORIZED RESELLER AGREEMENT (this “Agreement”) is entered into as of April 18, 2022 (the “Effective Date”), by and between Thorne Research, Inc., a South Carolina corporation (“Thorne”), and Pattern Inc., a Utah corporation (“Pattern”). Thorne and Pattern are referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Thorne is a manufacturer of a product line of nutritional supplement products (“Products”) that it sells through direct online sales to customers and sales to resellers who resell Products to consumers; and

WHEREAS, Pattern is an online retailer with expertise in selling products on the retail websites named on the Market Schedules, as defined below (the “Retail Platform”), as well as having expertise in content management, listing management, product feedback management, search engine optimization, advertising management, and unauthorized seller compliance; and

WHEREAS, Thorne and Pattern have, at various times since 2015, entered into Authorized Reseller Agreements, with the most recent Authorized Reseller Agreement having an effective date of November 25, 2019, as amended on two previous occasions (the “2019 Agreement”); and

WHEREAS, the Parties desire to revise various terms and conditions of the 2019 Agreement, and thus replace and supersede the 2019 Agreement, as well as all prior agreements between the Parties, with this Agreement.

NOW, THEREFORE, in consideration of these Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.
Appointment. During the Term (as defined below) Thorne appoints Pattern, and Pattern accepts such appointment, as an exclusive authorized online reseller of Products, in accordance with the terms and conditions of this Agreement, and subject to the following guarantees:
(a)
Pattern guarantees orders of [***] Products during calendar year 2022.
(b)
If Pattern elects to extend the Term to December 31, 2023, then Pattern guarantees orders, in addition to the above orders in subsection (a), of [***] Products in calendar year 2023.
(c)
If Pattern elects to extend the Term to December 31, 2024, then Pattern guarantees orders, in addition to the above orders in subsection (a) and (b), of [***] Products in calendar year 2024.

To be counted toward the Product order guarantees in this Section 1, Pattern must submit Product orders on or before December 15 of the relevant calendar year.

2.
Term. This Agreement will commence on the Effective Date and continue until December 31, 2022 (the “Term”) unless earlier terminated by the Parties in accordance with Section 14, below. Pattern will have sixty (60) days after the Effective Date to elect to extend the Term for one (1) additional calendar year, i.e., to December 31, 2023, subject to Pattern achieving the guaranteed annual orders of Products during 2022, and subject to Pattern agreeing to the guaranteed annual orders of Products for calendar year 2023. Pattern will have until April 1, 2023 to elect to extend the Term to include the calendar year 2024, i.e., to December 31, 2024, subject to Pattern achieving the guaranteed annual orders of Products during 2022 and 2023, and subject to Pattern agreeing to the guaranteed annual orders of Products for calendar year 2024.
3.
Territory
(a)
Territory A – [***] United States.
(b)
Territory B – [***] all other countries outside the United States set forth in each Market Schedule.

4.
Market Schedules. A “Market Schedule” is an attachment to this Agreement, to be completed in advance of the provision of Services on a Retail Platform, the form of which is attached hereto as Exhibit A, outlining the exclusivity, countries served (the respective Market “Territory”), and other terms specific to each geographic Territory. Each Market Schedule will become an addendum to this Agreement and incorporate by reference the terms of this

Agreement. For a Market Schedule to be valid and enforceable, each Party must give written consent (email acceptable) to the terms and conditions of the Market Schedule.
5.
Product Orders and Pricing.
(a)
Orders. Subject to Section 5(d), Pattern will order Products from Thorne pursuant to Thorne’s then-current ordering process, and Thorne agrees to fulfill the orders. Thorne will provide written notice to Pattern of any changes or updates to Thorne’s ordering process at least thirty (30) days prior to its effectiveness. If Pattern orders Products for which the Retail Platform requires an expiration date, then Thorne, in fulfilling such orders, will only ship Products to Pattern with an expiration date greater than or equal to nine (9) months from the date such Product is shipped from Thorne. Pattern may, at its discretion and without penalty, cancel any order for Products at any time prior to the date the Product is shipped from Thorne in fulfillment of such order.
(b)
Pricing. Thorne will sell Products to Pattern in accordance with Thorne’s then-effective unilateral Wholesale List Price (“WLP”) as follows: (i) WLP [***] in the United States (Territory A); (ii) WLP [***] for Territory B, [***] in the United States; and all other international Retail Platforms as set forth in each Market Schedule (collectively “Product Prices”). The Product Prices for Territory A will apply retroactively from the beginning of calendar year 2022. Adjustments for 2022 invoices issued prior to the Effective Date will be made via the Recovery Margin as noted below. Pattern may not sell Products purchased for sale in Territory B in Territory A without the prior written consent of Thorne. Pattern may pass through [***] fee increases to Thorne to reduce Product Prices provided formal notice to and approval by Thorne, with such approval not to unreasonably be withheld.
(c)
Pricing Revisions. The prices of Products will be determined in accordance with Thorne’s unilateral WLP, which may be revised from time to time in Thorne’s discretion, provided that such revised WLP will only become effective as to Pattern on thirty (30) days’ prior written notice to Pattern. The prices for Products for orders placed by Pattern during such 30-day notice period will be calculated using the pre-revision WLP. Orders pending but not shipped at the time of any change in the WLP will be priced at the pricing in effect at the time the order was placed by Pattern.
(d)
Recovery Margin. Pattern will pay Thorne a Recovery Margin equal to the difference between previous Territory A price [***] and the Territory A price under this Agreement [***], or [***] for all relevant Territory A invoices received prior to the Effective Date back to January 1, 2022. Any invoices or line items for those parties included in Territory B will be excluded from the Recovery Margin. The Parties will mutually agree on the total Recovery Margin that will be paid by Pattern to Thorne within ten (10) business days following execution of the Agreement.
(e)
Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.
(f)
Payment Terms. Pattern agrees to promptly pay Thorne by credit card, ACH, or check for ordered Territory A Products following the receipt by Pattern of the invoice using [***] terms. Pattern agrees to promptly pay Thorne by credit card, ACH, or check for ordered Territory B Products following the receipt by Pattern of the invoice using [***] terms.
(g)
Unforeseen Circumstances. Pattern order guarantees as detailed in Section 1 shall be reduced as mutually agreed to by the Parties to the extent that such is affected by:
i.
a Force Majeure Event (as defined in Section 15(f)), but only until such Force Majeure Event is resolved; or
ii.
Pattern’s ability to sell the Products on a Retail Platform or in a Territory as a result of the banning of a Product or a Product ingredient in the Territory or by a Retail Platform; or
iii.
a material failure by Thorne under Section 8(a); or
iv.
changes to the Retail Platform regulations or an applicable law.

(h)
Product Planning. The Parties will use good faith efforts to engage in joint Product supply planning to ensure the most efficient delivery of Products.
6.
Services. During the Term and subject to the terms and conditions of this Agreement, Pattern will perform the following services, as well as any additional services outlined in a Market Schedule (collectively, the “Services”):
(a)
Order Fulfillment. Pattern will process and fulfill purchases of Products on the Retail Platform in a timely, efficient, and appropriate manner, and provide customer service in a professional manner such that the reputation of Thorne will not be harmed or diminished.
(b)
Promotion and Marketing. Pattern will use its best efforts to actively promote and market Products on the Retail Platform on a consistent basis with its other brands. Furthermore, Pattern agrees to provide a dedicated advertising strategist, whose salary will be deducted from Pattern’s marketing budget as outlined in Section 8(d), to Thorne, and who will spend at least three (3) workdays monthly at Thorne’s New York City office.
(c)
Retail Platform Content Management. Pattern will manage the marketing content of Products on the Retail Platform, subject to the direction of Thorne, including managing images, descriptions, and other associated content.
(d)
Retail Platform Listing Management. Pattern will manage the listings of Products on the Retail Platform, including activities such as duplicate listing identification and removal and other associated listing management activities.
(e)
Product Feedback Management. Pattern will drive and manage feedback on Products through the Retail Platform, including using commercially reasonable efforts to provide continued accurate feedback, increase overall positive reviews of Products, and perform other activities intended to build successful reviews of Products.
(f)
Search Engine Optimization. Pattern will perform search engine optimization services to drive sales of Products regarding the Retail Platform search functions.
(g)
Sales and Retail Platform Ranking. Pattern will manage activities to drive the overall sales and product rankings for Products on the Retail Platform.
(h)
Unauthorized Seller Compliance. Where applicable, Pattern will provide seller compliance services including the following: (i) full access to Predict (or a successor product) providing compliance reporting, metrics, and unauthorized seller identification and enforcement; and (ii) ongoing research and investigation services providing information about storefronts unknown to Thorne for the purpose of determining their identities.
(i)
Online Business Intelligence. Pattern will provide regular reporting to Thorne regarding sales, Product management, listing management, demographics, and other information regarding Products as such information becomes available on the Retail Platform, or as reasonably requested by Thorne from time to time.
(j)
Slow-Moving Products. The Parties agree that Thorne will have the right to sell slow-moving Products on [***] at least three (3) months before the end of calendar year 2022, unless Pattern elects to extend the Term of this Agreement to the 2023 or 2024 calendar year, at which point Thorne will have the right to sell slow-moving Products on [***] at least three (3) months before the end of calendar year 2023 or 2024. Should Pattern allow Thorne the right to sell slow-moving Products on [***] prior to the 60-day period to elect to extend the Term, Pattern will have the right to extend the election period to extend the Term of the Agreement to December 31, 2023, subject to the guarantee provision in Section 1 to December 1, 2022. Any sales made by Thorne on [***] during the periods described in this Section will be deducted from Pattern’s guarantees for such calendar year as detailed in Section 1.

(k)
Brand Keywords. [***]

7.
Performance of the Services.
(a)
Negative Covenants. In providing the Services, Pattern agrees to not: (i) make any representation, warranty, or claim regarding Products that is not preapproved or otherwise in accordance with the directions and authority given to Pattern by Thorne; (ii) make any representation, warranty, or claim regarding Products other than those being made at that time by Thorne on its Product labels and/or website; (iii) make any deceptive, misleading, or unethical representations or practices detrimental to Thorne or Products; (iv) alter or modify any Product in any way prior to reselling it on the Retail Platform; (v) make statements about Products not approved by Thorne; or (vi) make statements about Products that can reasonably be expected to violate regulatory requirements of the U.S. Food and Drug Administration, the U.S. Federal Trade Commission, or the National Advertising Division of the Council of Better Business Bureaus.
(b)
Regulatory Matters. Pattern will use commercially reasonable efforts to market and resell Products in compliance with applicable laws and regulations. Pattern will inform Thorne as soon as practicable on receipt of correspondence from a governmental regulatory authority regarding a Product. Pattern will coordinate with Thorne its response to a regulatory action with respect to Pattern’s reselling of Products. Nothing herein limits Pattern’s ability to take action (or inaction) required by applicable law or that might be necessary or advisable for the protection of Pattern’s interests as determined by Pattern in its discretion. This Section likewise does not require Pattern to take any action prohibited by law or by relevant regulatory authority. Pattern will familiarize itself with and comply with anti-bribery and anti-corruption laws as referenced in Section 15(b) of this Agreement, known as the U.S. Foreign Corrupt Practices Act.
(c)
Manner of Performance. Pattern will perform the Services in a professional and workmanlike manner.
(d)
Sales Forecast. Pattern agrees to provide Thorne with a sales forecast at a frequency and in a format mutually agreed to by the Parties to ensure appropriate and timely supply of Products.

(e)
Minimum Advertised Price. Thorne has a unilateral Minimum Advertised Price Policy (“MAP Policy”) that applies to authorized resellers of Products located in the United States and other countries where Products are sold, except where such a policy would be prohibited by local law or regulation. Pattern may set the retail prices, i.e., the end user price, for Products in such circumstances.

(f)
Dedicated Resources. The Parties agree to designate staff to maximize the performance of their respective obligations undertaken pursuant to this Agreement, including content development and updating, marketing, promotions, and measuring and reporting performance.

(g)
Performance Guarantee. Pattern will ensure the annual calendar year guarantees set forth in Sections 1(a), and as applicable Sections 1(b) and 1(c), are achieved by the deadline set forth in Section 1 by ordering any Product necessary to achieve such guarantees no later than the applicable deadline.

8.
Thorne’s Obligations. During the Term, and subject to the terms and conditions of this Agreement, Thorne acknowledges and agrees to the following obligations:
(a)
Availability of Products. Thorne will maintain a high standard of Product quality and will promptly alert Pattern of recalls or material supply chain issues. Any acquired or newly developed Products, will be made available to Pattern within a reasonable time, and sale of such Products will count toward the relevant Pattern guarantee(s) following the availability of such Products.
(b)
Product Promotion. Thorne will cooperate and assist Pattern on sales promotions and other marketing activities by providing medical and educational content, including video and promotional materials for Products on the Retail Platform.
(c)
Electronic Order Fulfillment. Thorne will implement and utilize SPS Commerce electronic data interchange system and will work with Pattern to facilitate electronic order fulfillment and related functions.
(d)
Marketing Contribution.
i.
During the calendar year 2022, Thorne will contribute for the marketing, promotion, and advertising of Products the following amounts: (i) Thorne will contribute [***] for [***] U.S. (Territory A); and (ii) [***] for [***] and [***] for international territories (Territory B). Pattern will contribute in calendar year 2022 [***] toward the same activities.
ii.
If Pattern elects to extend the term to 2023, during the calendar year 2023, Thorne will contribute for the marketing, promotion, and advertising of Products the following amounts: (i) Thorne will contribute [***] for [***] U.S. (Territory A); and (ii) [***] for [***] and [***] for international territories (Territory B). Pattern will contribute in calendar year 2023 [***] toward the same activities.
iii.
If Pattern elects to extend the term to 2024, during the calendar year 2024, Thorne will contribute for the marketing, promotion, and advertising of Products the following amounts: (i) Thorne will contribute [***] for [***] U.S. (Territory A); and (ii) [***] for [***] and [***] for international territories (Territory B). Pattern will contribute in calendar year 2024 [***] toward the same activities.
iv.
The overall advertising and marketing strategy will be overseen and approved jointly by Pattern’s Chief Executive Officer and Thorne’s Chief Marketing Officer. Pattern will execute agreed on strategy and invest advertising dollars as appropriate and within budget.
9.
Product Recalls. Product recalls will be managed in accordance with Thorne’s then-current product recall policy. Decisions regarding Product recalls will be made by Thorne in its discretion. Thorne will be liable for the expenses and costs related to a Product recall, including all expenses and costs incurred by Pattern.
10.
Intellectual Property.
(a)
License. During the Term and subject to the terms and conditions of this Agreement, Thorne grants a limited, worldwide, non-exclusive, royalty-free, non-transferable right and license to Pattern to use and display the Thorne Trademarks (as defined below) for the purposes of: (i) selling, marketing, and promoting Products on the Retail Platform; (ii) assuring the images and descriptions of Products on the Retail Platform are accurate and up-to-date; and (iii) performing Pattern’s obligations under this Agreement. For purposes of this Agreement, “Thorne Trademarks” means Thorne’s trademarks, service marks, trade dress, Product names and likenesses, designs, logos, trade names, corporate names, and general intangibles of like nature, whether or not registered, including common law rights and registrations and applications for registration thereof, together with the goodwill relating thereto.
(b)
Pattern Website and Customer Lists. Thorne grants Pattern the right to add Thorne's name and logo to Pattern’s customer list, website, and marketing materials.
(c)
Thorne Intellectual Property. As between Thorne and Pattern, except for the license granted in Section 10(a), Thorne will be and remain the sole and exclusive owner of the right, title, and interest in and to Thorne Trademarks. Intellectual property rights to Products and Thorne Trademarks not expressly granted to Pattern under this Section 10 are reserved to Thorne. To the extent Pattern acquires any right, title, or interest in the Thorne Trademarks, Pattern hereby assigns and conveys such right, title and interest to Thorne. Pattern agrees to not challenge, question, or contest the validity or ownership of Thorne Trademarks. Pattern will not use language or display Thorne Trademarks in such a way as to create the impression Thorne Trademarks are owned by Pattern. This license will cease on termination of this Agreement. Goodwill arising from Pattern’s use of Thorne Trademarks will inure to the benefit of Thorne. Pattern’s use of Thorne Trademarks will be in accordance with guidelines that might be provided by Thorne from time to time and must be commercially reasonable as to the size, placement, and other manners of use. Thorne reserves the right to review and approve, in its discretion, Pattern’s use or intended use of Thorne Trademarks. Pattern will not create, register, or use any domain name or any mobile application that contains any Product name or Thorne Trademark, nor a misspelling or confusingly similar variation of any Product or Thorne Trademark. Pattern will only use images and likenesses of Thorne Trademarks (including pictures of bottles bearing Thorne labeling) and copyrighted Product descriptions authorized and approved by Thorne. Pattern will not have the right to affix Thorne Trademarks to any product or other material that is not a Thorne nutritional supplement Product. Pattern will use the trademark symbols “®” or “™” as appropriate, when displaying Thorne Trademarks and/or Products, as an attribution of Thorne’s ownership. Thorne may periodically review Pattern’s Product listings and reserves the right to demand that Pattern make changes to its listings regarding the use of Thorne Trademarks and intellectual property, even if Thorne has previously approved the material displayed thereon. The Thorne logo can only be used in the form supplied by Thorne for use online, unless otherwise approved by Thorne. Neither the file name nor the name of the image may be changed or modified from the original form supplied by Thorne unless otherwise approved by Thorne.
(d)
Pattern Intellectual Property. Subject to Section 10(c), Pattern will be and remain the sole and exclusive owner of patents, processes, software, code, files, technology, templates, designs, advertising concepts, promotional materials, images, text, forms, scripting, trade secrets and know-how of Pattern, including without limitation such items that might be created by Pattern in connection with the performance of the Services, including, without limitation, any Deliverables (as defined below) (collectively, the “Pattern Property”). To the extent

Thorne acquires any right, title or interest in any Pattern Property, Thorne hereby assigns and conveys all such right, title, and interest therein to Pattern. Except as expressly authorized in this Agreement, Thorne will not copy, modify, distribute, or transfer, display, sublicense, rent, reverse engineer, de-compile, or disassemble Pattern Property.
(e)
Grant of License. Subject to the terms and conditions in this Agreement, Pattern grants to Thorne a personal, non-exclusive, non-transferable, royalty-free license to use, during the Term, final images or video, Product descriptions, advertising concepts, or promotional materials provided to Thorne by Pattern or publicly displayed by Pattern on the Retail Platform in connection with Pattern’s performance of the Services (collectively, “Deliverables”), for Thorne’s marketing or other such business operations exclusively on Thorne’s website, provided that in no case will such operations include service bureau use, outsourcing, renting, or time-sharing the Services or Deliverables. Thorne will have no license to or rights regarding non-final images or videos created by Pattern. Notwithstanding the foregoing or anything herein to the contrary, all rights and licenses granted to Thorne with respect to Deliverables will terminate on the expiration or termination of this Agreement, and on the date of such termination or expiration Thorne will immediately cease use of Deliverables, including modifications of or derivative works based on such Deliverables. If termination of this Agreement is two (2) years or more after the Effective Date of this Agreement, then a perpetual, royalty-free, non-exclusive license to use the Deliverables may be purchased from Pattern by Thorne for consideration of $1. If termination of this Agreement is less than two (2) years from the Effective Date of this Agreement, then the Parties may collectively and in good faith determine the reasonable, fair market value of the Deliverables. Thorne will then have the option to purchase from Pattern a perpetual, royalty-free, non-exclusive license to use the Deliverables for the consideration of the fair market value of the Deliverables as determined by the Parties.
(f)
Pattern Rights. Thorne agrees and acknowledges that application of Pattern’s know-how, methodologies, and processes is necessary to its production and delivery of high-quality Services and Deliverables. Accordingly, and notwithstanding anything herein to the contrary, Thorne permits Pattern to use, extract, examine, model, manipulate, collate, analyze, reproduce, and otherwise use any data or other information that Pattern obtains or acquires through provision of the Services, including, but not limited to, sales information, within the scope of its regular business operations. In the event Thorne provides suggestions or recommended changes to Pattern regarding the Services or provides to Pattern the identities of or other information with respect to unauthorized sellers of Products, Pattern will have the right, without obligation to Thorne, to apply and utilize such suggestions, recommendations, and information in its regular business operations. Pattern will likewise be free to use any ideas, concepts, know-how, and techniques it learns or obtains in connection with the performance of the Services within the scope of its regular business operations.
11.
Confidentiality.
(a)
Confidential Information. For purposes of this Agreement, "Confidential Information" means know-how, designs, application information, specifications, manufacturing processes, data, formulas, technical information, data sheets, manuals, diagrams, customer lists, financial information, sales methods, sales proposals, business plans, and any other intellectual property or proprietary information belonging to a Party or relating to the Party's affairs that is not public information; provided, however, it will not include information or knowledge that: (i) is known to the receiving Party or readily available to the receiving Party from another source before receipt from the disclosing Party; (ii) is disclosed to the receiving Party in good faith by a third party who had the right to make such disclosure; (iii) is now or hereafter becomes part of the public domain through no fault of the receiving Party; (iv) is required to be disclosed by law; or (v) is independently developed by the receiving Party, acting alone or with other third parties, without use of Confidential Information of the disclosing Party.
(b)
Non-disclosure. Both during and after the Term, the Parties: (i) agree to use commercially reasonable efforts to protect the Confidential Information of the other Party from unauthorized use or disclosure and to use at least the same degree of care with regard thereto as it uses to protect its own Confidential Information of a like nature; and (ii) agree to use and reproduce the Confidential Information of the other Party only for the purposes contemplated by this Agreement. Neither Party will disclose this Agreement or the terms of this Agreement to any third party without the written consent of the other Party. Notwithstanding the above, the Parties shall work together to agree to required disclosures one or another may have to government or regulatory authorities.
(c)
Injunctive Relief. The Parties agree any breach by either Party of any provisions of this Section 11 may cause immediate and irreparable injury to the other Party and that, in the event of such breach, the injured Party will be entitled to seek injunctive relief, as well as all other remedies available at law or in equity.

(d)
Judicial/Legal Request. If either Party receives a subpoena or other validly issued administrative or judicial process requesting Confidential Information of the other Party, it will provide prompt notice of such receipt to enable the disclosing Party to seek an appropriate protective order. If the disclosing party does not provide such protective order or waive compliance with this provision within a reasonable time after the notice, then the Party receiving the subpoena will thereafter be entitled to comply with such subpoena or other process to the extent permitted by law; provided, however, the receiving Party will use reasonable efforts to minimize such disclosure and to obtain an assurance that the judicial/subpoena recipient will accord confidential treatment to the Confidential Information.
12.
Representations and Warranties.
(a)
Mutual Warranty. Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power, and authority to enter into this Agreement and to perform the acts required of it; (ii) such Party owns the rights necessary to grant the rights and licenses and fulfill its obligations under this Agreement; (iii) the execution of this Agreement by such Party will not violate any agreement to which such Party is bound; and (iv) when executed and delivered by such Party this Agreement will constitute the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.
(b)
Warranty for Products. Thorne warrants that: (i) it has and will convey to Pattern good and valid title to Products, free and clear of liens or encumbrances; (ii) Products will conform to their specifications at the time of manufacture, will not be adulterated with any ingredient not listed in their specifications, and will comply with applicable laws and regulations; and (iii) Products will not infringe on the intellectual property rights of third parties.
(c)
Disclaimer of Warranties. THE WARRANTIES GIVEN IN THIS AGREEMENT BY PATTERN AND THORNE WITH RESPECT TO THE SERVICES PROVIDED BY EACH PARTY ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES AND DELIVERABLES PROVIDED BY ONE PARTY TO THE OTHER, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT. NOTHING IN THIS AGREEMENT WILL BE DEEMED A WARRANTY BY EITHER PARTY WITH RESPECT TO PRODUCTS OR THEIR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.
13.
Indemnification and Insurance.
(a)
By Thorne. Thorne agrees to indemnify, defend, and hold harmless Pattern, its employees, managers, officers, directors, principals, owners and agents, from and against any and all claims, demands, damage, actions, costs, liability, loss and expense (including reasonable attorney’s fees) arising out of or relating to: (i) any material breach by Thorne of its obligations under this Agreement; (ii) any product liability or other such claims relating to Products; and (iii) any claim that Products, Thorne Trademarks, or any other data or information provided or made available to Pattern pursuant to this Agreement infringes on the intellectual property rights of any third party.
(b)
By Pattern. Pattern agrees to indemnify, defend, and hold Thorne, its employees, managers, officers, directors, principals, owners, and agents, from and against any and all claims, demands, damage, actions, costs, liability, loss and expense (including reasonable attorney’s fees) arising out of or relating to any material breach by Pattern of its obligations under this Agreement.
(c)
Insurance. Pattern agrees to maintain throughout the term of this Agreement, for so long as it is selling Products, at its own expense, General Liability insurance (including Product Liability insurance) with a limit of insurance of $1,000,000 per occurrence or claim and $3,000,000 in the aggregate. Thorne agrees to maintain throughout the term of this Agreement, for so long as Pattern is selling Products, at its own expense, General Liability insurance (including Product Liability insurance) with a limit of insurance of at least $1,000,000 per occurrence or claim and at least $3,000,000 in the aggregate. Thorne’s Product Liability insurance will contain a Broad Form Vendor’s endorsement that provides additional insured status to its authorized vendors, distributors, and resellers. Thorne will ensure insurance policies required of it under this Section 13(c) name Pattern and its affiliates, including, in each case, successors and permitted assigns, as additional insureds. Each Party will provide the other Party, within 30 days after the execution of this Agreement and annually thereafter, certificates of insurance evidencing the required insurances described herein.

(d)
Limitation on Liability. In no event will either Party be liable for consequential, incidental, indirect, or punitive loss, damage, or expenses (including but not limited to business interruption, lost business, or lost savings) even if it has been advised of their possible existence, and one Party’s cumulative liability to the other Party, or any other Party, for any loss or damages arising out of or relating to this Agreement will not exceed $1,000,000. The allocations of liability in this Section 13 represent the agreed and bargained-for understanding of the Parties.
14.
Termination.
(a)
Termination. This Agreement may be terminated as follows:
(i)
By either Party immediately on notice to the other if the other Party becomes or is declared bankrupt, becomes the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days, or makes an assignment for the benefit of creditors.
(ii)
By the non-breaching Party, if the other Party breaches any of its material obligations under this Agreement, unless the breaching Party cures the breach within thirty (30) days of receiving written notice from the non-breaching Party of the breach, or the breaching Party begins action to cure the breach within the 30-day notice period and thereafter diligently prosecutes such curative action to completion, if the breach cannot reasonably be cured within the 30-day notice period.
(iii)
By Thorne immediately, in its discretion, on written notice to Pattern in the event Pattern’s feedback rating falls below the acceptable level identified in any Retail Platform.
(b)
Effect of Termination. On the termination or expiration of this Agreement:
(i)
The rights granted by the Parties under this Agreement will terminate and revert to the respective Parties.
(ii)
Pattern will pay Thorne any unpaid amounts for Products purchased or otherwise due under this Agreement, including the difference between the calendar year guarantees set forth in Sections 1(a) and 1(b), above, and calendar year-to-date sales at the point of termination.
(iii)
Thorne will pay Pattern any unpaid amounts due under this Agreement.
(iv)
Each Party will return to the other Party or, at the other Party’s request, destroy the other Party’s Confidential Information.
(v)
Thorne will return to Pattern or, at Pattern’s request, destroy all Deliverables, including any modifications of or derivative works based on any Deliverables.
(vi)
The relevant sections of this Agreement will remain in effect so that Pattern is permitted to fulfill all orders to customers that have been placed prior to the termination of this Agreement.
(vii)
If Thorne terminates this Agreement, then Thorne will repurchase from Pattern any extra Product previously purchased by Pattern that is not necessary to fulfill orders made prior to the termination of this Agreement. Such Product will be repurchased by Thorne at the same price that Pattern paid for the Product. Pattern will make reasonable efforts to reduce Product inventory prior to the date of termination of this Agreement.
(c)
Market Schedules. Each Market Schedule may be terminated by either Party separately from this Agreement without affecting this Agreement or any other Brand Schedule by providing ninety (90) days’ written notice to the other Party. If not terminated by either Party under this subsection 14(c), then each Market Schedule will remain in force until this Agreement is terminated.
(d)
Survival. Sections 9, 10(c), 10(d), 10(e) and 11 through 15 will survive termination of this Agreement.

15.
Miscellaneous Terms and Conditions.
(a)
Assignment. Neither Party will assign this Agreement, or any right, interest, or benefit under this Agreement, without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed; provided, however, that either Party may assign this Agreement, without the need to obtain consent of the other Party, to an affiliate of such Party or to a successor in interest to substantially all of the business of that Party to which the Agreement relates.
(b)
Foreign Corrupt Practices Act. The Parties represent and warrant they are familiar with applicable domestic and foreign anti-bribery and anti-corruption laws, including those prohibiting Thorne and Pattern, and their officers, employees, agents, and other working on their behalf, from taking corrupt actions in furtherance of an offer, payment, promise to pay, or authorization of the payment of anything of value, including but not limited to payments, tangible and intangible gifts, favors, services, and those entertainment and travel expenses that go beyond what is reasonable and customary and of modest value, to: (i) an executive, official, employee, or agent of a governmental department, agency or instrumentality; (ii) a director, officer, employee, or agent of a wholly or partially government-owned or government-controlled company or business; (iii) a political party or official thereof, or candidate for political office; (iv) an executive, official employee, or agent of a public international organization (“Government Official”); or (v) any executive, officer, employee, or agent of a third party; while knowing or having a reasonable belief that all or some portion will be used for the purpose of: (a) influencing any act, decision, or failure to act by a Government Official in his or her official capacity, (b) inducing a Government Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity, or (c) securing an illegal improper advantage, in order to obtain, retain, or direct business. Thorne and Pattern represent and warrant that they and their agents are now in compliance with all applicable domestic or foreign anti-bribery or anti-corruption laws, including those prohibiting the bribery of Government Officials, and will remain in compliance with all applicable laws; that they will not authorize, offer or make payments directly or indirectly to any Government Official; and that no part of the payments received by Thorne or Pattern will be used for any purpose that could constitute a violation of any applicable laws.
(c)
Governing Law and Forum. This Agreement will be governed by, construed, and enforced in accordance with the laws of the State of South Carolina, and each Party agrees to submit to the jurisdiction of the courts of the State of South Carolina for the purpose of enforcing the terms and conditions of this Agreement. Any order, judgment, or decree entered by a South Carolina court may be transferred to any other jurisdiction to enforce its compliance.
(d)
Dispute Resolution. Any dispute arising hereunder will be construed according to South Carolina law and will be resolved by mediation. The selected venue of the mediation will be Charleston, South Carolina, before a mediator licensed by the South Carolina State Bar and mutually agreed to by the Parties. This is intended to be a mandatory venue selection clause, and not a permissive venue selection clause, and the Parties acknowledge and agree this venue selection clause should be interpreted in accordance with the U.S. Supreme Court’s decision in Atlantic Marine Constr. Co. v. U.S. District Court for the Western District of Texas, 134 S. Ct. 568 (2013).

(e)
Entire Agreement. This Agreement, together with any applicable Market Schedules, constitutes the entire agreement between the Parties with respect to its subject matter and will be deemed to merge and supersede all prior and contemporaneous agreements, communications, and understandings both written and oral. Notwithstanding the foregoing, Thorne may modify Exhibits to the Market Schedules to this Agreement at any time with notice to Pattern. Unless otherwise provided, such modifications will become effective on delivery of the notice.
(f)
Force Majeure. Neither Party will be liable for failure to perform its obligations (except payment obligations) due to unforeseen circumstances or causes beyond the Party’s reasonable control, including without limitation, acts of God, riot, embargoes, acts of governmental authorities, pandemics, fire, earthquake, flood, accident, strikes, or inability to secure transmission facilities (each a “Force Majeure Event”).
(g)
Further Assurances. Each Party will take such action, including, but not limited to, the execution, acknowledgment, and delivery of documents, as may reasonably be requested by the other Party for the implementation or continuing performance of this Agreement.
(h)
No Waiver. No waiver of any breach of any provision of this Agreement will constitute a waiver of any prior, concurrent, or subsequent breach of the same or any other provisions, and no waiver will be effective unless made in writing and signed by an authorized representative of the waiving Party.

(i)
Notice. Notices, demands, consents, or other communications will be in writing and mailed or delivered to each Party at the Party’s address or e-mail address below or at such other address as a Party will have furnished the other Party in writing. Such communications will be deemed effective given the earlier of: (i) when received; (ii) when delivered personally; (iii) one business day after being deposited with an overnight courier service of recognized standing; or (iv) four days after being deposited in the U.S. mail, first class with postage prepaid.

If to Thorne:

Thorne Research, Inc.

Attention: Deputy General Counsel

620 Omni Industrial Blvd., Summerville, South Carolina 29486

email: [***]

If to Pattern:

Pattern Inc.

Attention: Legal Department

1441 West Innovation Way, Suite 500, Lehi, Utah 84043

email: [***]

(j)
Execution in Counterparts. For the convenience of the Parties, this Agreement may be executed in counterparts and each counterpart will be deemed to be an original.
(k)
Relationship of the Parties. The Parties are and intend to be independent contractors with respect to the Services and nothing in this Agreement will be construed to create a partnership, joint venture, or employer-employee relationship. Neither Party may make any statement or take any position that contradicts anything in this Section.
(l)
Severability. Whenever possible, each provision of this Agreement will be construed and interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any Party or circumstance will be prohibited by or invalid under applicable law, then such provision will be ineffective to the extent of such prohibition invalidating the remainder of such provision or any other provision of this Agreement or the application of such provision to other Parties or circumstances.
(m)
Availability of Injunctive Relief. If there is a breach or threatened breach of this Agreement, including but not limited to any breach by Pattern of Section 1 (Appointment), Section 6 (Services), Section 10 (Intellectual Property), and Section 14 (Termination), then it is agreed and understood that Thorne may have no adequate remedy in money or other damages and accordingly will be entitled to seek injunctive relief and other equitable remedies; provided, however, no specification in this Agreement of any particular remedy will be construed as a waiver or prohibition of any other remedies in the event of a breach or threatened breach of this Agreement. No failure, refusal, neglect, delay, waiver, forbearance, or omission by Thorne to exercise any right(s) herein or to insist on full compliance by Pattern with Pattern’s obligations herein will constitute a waiver of any provision herein or otherwise limit Thorne’s right to fully enforce any or all provisions and parts thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Authorized Reseller Agreement to be executed as of the Effective Date.

FOR THORNE RESEARCH, INC.

By: /s/ Thomas P. McKenna Date: April 19, 2022

Name: Thomas P. McKenna

Title: Chief Operating Officer

FOR PATTERN INC.

By: /s/ Jason Beesley Date: April 21, 2022

Name: Jason Beesley

Title: Chief Financial Officer

EXHIBIT A

Form of Market Schedule

Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date:

Retail Platform(s):

Countries Served/Territory:

Exclusivity:

Market-Specific Commercial Terms:

Market Schedule to Authorized Reseller Agreement
Between Pattern Inc. and Thorne Research, Inc.

Effective Date: The effective date of the Agreement.

Retail Platforms: [***]

Countries Served/Territory: USA

Exclusivity: Exclusive Product Reselling. Pattern will resell Products on the Retail Platforms named in this Market Schedule, on behalf of Thorne. In accordance therewith, Thorne hereby appoints Pattern, and Pattern hereby accepts the appointment, to act as the exclusive reseller of Products on the Retail Platforms named in this Market Schedule. The Parties understand and acknowledge the difficulty on the part of Thorne in ensuring strict exclusivity. Accordingly, the exclusivity granted to Pattern pursuant to this Market Schedule will be interpreted as an agreement by and obligation of Thorne to, for the entirety of the Term, (i) not sell, on its own behalf or through any affiliate, any Products on the Retail Platforms named in this Market Schedule, (ii) not grant to any Party the right to resell Products on the Retail Platforms named in this Market Schedule other than (A) Pattern and (B) [***] (directly or through sales agents) solely on [***], and (iii) use commercially reasonable efforts to ensure and maintain Pattern’s rights of exclusivity.

Further, Pattern is authorized to sell Products solely to End Users. An “End User” is any purchaser of the Product who is the ultimate consumer for whom the Product was designed and who does not intend to resell Product to any third party. Pattern will not knowingly sell or transfer to anyone a quantity of Products greater than that generally purchased by an individual for personal use. Pattern will not knowingly sell or transfer any of Products to any person or entity for purposes of resale without the prior written consent of Thorne. This prohibition includes sales to any B2B accounts, wholesalers, freight forwarders/drop shippers for other resellers, or any other person or entity Pattern knows or has reason to know intends to resell Products.

Market-Specific Commercial Terms:

Additional Services. Pattern will provide information and assistance to Thorne's outside counsel, Vorys, Sater, Seymour and Pease LLP, or other such law firm engaged by Thorne to pursue legal action against unauthorized sellers of Products on the Retail Platforms named in this Market Schedule ("Thorne's Outside Counsel"); provided, however, that (a) Thorne will be solely and exclusively responsible for determining if a seller identified by Pattern is an unauthorized seller and, if so, instructing, directing, and approving all strategies and actions proposed by Thorne's Outside Counsel, and (b) Pattern will be solely responsible for any and all costs, fees, and expenses incurred by Thorne’s Outside Counsel incurred in pursuing legal action against unauthorized sellers of Products on the Retail Platforms.

Product Quality Controls. Pattern agrees to abide by all instructions provided by Thorne regarding the storage, handling, shipping, disposal, or other aspect of Products, including (A) instructions provided on the Product labels; (B) the Product Quality Controls and Fulfillment Guidelines attached hereto as Exhibit A to this Market Schedule, as may be amended by Thorne at any time; and (C) the Quality Control Checklist for Thorne Products Sold on Online Marketplaces, attached hereto as Exhibit B to this Market Schedule, as may be amended by Thorne at any time. Pattern agrees to provide all records related to Pattern’s compliance with its obligations under this Section upon Thorne’s request and to retain any such records for a period of at least five years following the date of creation or submission of any such record, to the extent legally permitted. Pattern acknowledges and agrees that, unless the Parties agree separately in writing, its compliance with this Section will be at its sole cost and expense.

Proposition 65. Thorne will take all reasonable steps to ensure that Products are compliant with California's Prop 65 (Cal. Health & Safety Code §§ 25249.5 - 25249.14, et seq,) which prohibits the knowing and intentional exposure of any individual to a chemical known to the State of California to cause cancer or reproductive toxicity without first giving clear and reasonable warning to such individual. Thorne may comply with Prop 65 ("Prop 65 Compliance") by either: (1) ensuring that Products do not require a Prop 65 warning or; (2) providing a warning that complies with all requirements of Prop 65 and related regulations. Thorne expressly represents and warrants Prop 65 Compliance with respect to each Product. If Thorne elects to achieve Prop 65 Compliance through the provision of a warning (subsection (2), above) that is provided through Retail Platforms named in this Market Schedule, Thorne will in writing provide to Pattern all specifications concerning the warning, including the text, font size, color and content of the warning for display on Retail Platforms named in this Market Schedule and any other communication, if any, to be sent to the end customers of Products residing in the State of California. Pattern’s duties with respect to complying with Prop 65 are expressly limited to adhering with Thorne's written directives and instructions concerning warnings and allowing customers to return any Products that Thorne reasonably believes are not Prop 65 Complaint for a full refund (including all shipping and handling fees). Thorne will defend and indemnify Pattern with respect to any claim asserting a violation of Prop 65 by Products.

EXHIBIT 1

To the

Market Schedule for Sales on [***] and [***] in the USA

Attached to the Authorized Reseller Agreement
Between Pattern Inc. and Thorne Research, Inc.

.

PRODUCT QUALITY CONTROLS AND FULFILLMENT GUIDELINES

For purposes of these Product Quality Controls and Fulfillment Guidelines, the “Authorized Storefront(s)” will be those Retail Platforms identified in the Market Schedule to Authorized Reseller Agreement Between Pattern Inc. and Thorne Research Inc. applicable to the USA.

1.
Product Care, Customer Service, and Quality Controls.

(a)
Pattern will store Products in a cool, dry place, away from direct sunlight and extreme heat and dampness, and in accordance with any additional storage guidelines issued by Thorne from time to time.

(b)
Pattern will sell Products in their original packaging. Relabeling, repackaging (including the separation of bundled Products or the bundling of Products), and other alterations to Products or their packaging are not permitted. Pattern will not tamper with, deface, or otherwise alter any serial number, UPC code, batch or lot code, or other identifying information on Products or their packaging. Pattern will not remove, translate, or modify the contents of any label or literature on or accompanying Products, except where required by local laws and regulations, or as expressly authorized by Thorne. Pattern will not advertise, market, display or demonstrate non-Thorne products together with Products in a manner that would create the impression that the non-Thorne products are made by, endorsed by, or associated with Thorne.

(c)
Pattern will inspect its inventory regularly for expired Products or soon-to-be expired Products and will remove those Products from its inventory. Pattern will not sell any Products that are expired or close to expiration. Pattern will destroy or dispose of expired or soon-to-be-expired Products in accordance with instructions provided by Thorne.

(d)
Pattern will be familiar with the special features of all Products marketed for sale and Products must obtain sufficient Product knowledge to advise customers on the selection and safe use of, as well as any applicable warranty, guarantee, or return policy.

(e)
With respect to Pattern’s sales of Products through the Authorized Storefronts, Pattern acknowledges and agrees that Pattern is responsible for all fulfillment to its customers, any applicable taxes associated with such customers’ purchases of Products, and any returns of Products.

(f)
Each Authorized Storefront must have a mechanism for receiving customer feedback, and Pattern agrees to use reasonable efforts to address all customer feedback received in a timely manner. Pattern agrees to provide copies of any information related to customer feedback, including Pattern’s responses, to Thorne for review upon request, and to retain all records relating to customer feedback for at least five years from the date of the last communication (whether from a customer or from Pattern) pertaining to a specific customer’s feedback. Further, Pattern agrees to cooperate with Thorne in the investigation of any negative online review associated with Pattern’s sale of Products and to use reasonable efforts to resolve any such reviews.

(g)
To ensure a satisfactory customer experience, Pattern agrees to use its best efforts to respond to any customer communications within twenty-four (24) hours and contact Thorne directly should Pattern be unable to answer any customer inquiries. Pattern further agrees that it will notify Thorne of any quality issues identified by Pattern’s customers regardless of whether the Pattern is able to answer specific customer inquiries without Thorne’s assistance.

(h)
Pattern agrees to cooperate with Thorne with respect to any Product tracking system implemented by Thorne.

(i)
Pattern will promptly report to Thorne any customer complaint or adverse claim regarding Products of which it becomes aware. Pattern will assist Thorne in investigating any such complaints or adverse claims.

(j)
Pattern agrees to abide by and complete the Quality Control Checklist for Thorne Products Sold on [***] for all Products it receives and ships to third-party locations.

(k)
Pattern will cooperate with Thorne in the investigation and resolution of any quality or customer service issues related to Pattern’s sale of Products.

2.
Operation of the Authorized Storefronts.

(a)
Pattern will adhere to the following requirements with respect to the Authorized Storefront on the [***] (US) platform (“[***] Storefront”):

(i)
Pattern will not sell through the [***] Storefront anonymously. The full legal name or registered fictitious name, mailing address, and telephone contact of Pattern’s business must be clearly indicated on the [***] Storefront. The [***] Storefront must not give the appearance that it is operated by Thorne or any third party.

(ii)
Pattern will list Products only on [***] created by or authorized by Thorne.

(iii)
No later than the third business day of every month, Pattern will provide Thorne with a report to evaluate Pattern’s continued authorization to sell Products through the [***] Storefront (the “[***] Performance Report”). This [***] Performance Report must include screenshots of Pattern’s [***] portal for the [***] Storefront that provides the following information: (i) Pattern’s Order Defect Rate, including Negative Feedback, A-to-Z Guarantee claims, and Chargeback claims rates; (ii) Seller Feedback Scores (including counts of Positive, Neutral, and Negative reviews); (iii) Product Policy Compliance, including Suspected Intellectual Property Violations, Received Intellectual Property Complaints, Product Authenticity Customer Complaints, Product Condition Customer Complaints, Product Safety Customer Complaints, Listing Policy Violations, Restricted Product Policy Violations, and Customer Product Reviews Policy Violations; and (iv) Voice of the Customer (if available), including Customer Experience (CX) Health of Pattern’s offers. The [***] Performance Report must include this information for every time period for which the information is reported on [***] portal. If [***] portal no longer reports any of the above types of information, Pattern will no longer be required to include it in its [***] Performance Report, but Pattern and Thorne will discuss whether a substitute metric should be required. Thorne reserves the right to request additional information from Pattern, including additional information found within Pattern’s [***] portal, for purposes of verifying Pattern’s compliance with this Agreement or evaluating Pattern’s continued authorization to sell Products through the [***] Storefront. Pattern agrees to provide such additional information and/or substitute metric(s) upon request.

(iv)
No later than the third business day of every month, Pattern will provide a Returns Report for each Product [***] that has a return rate of 3% or greater. Pattern will promptly work to determine the cause of the return rate and report its findings in writing to Thorne, and Pattern agrees to take additional actions as reasonably requested by Thorne to lower the return rate to below 3%.

(v)
Pattern will use [***] service to fulfill orders for Products sold through the [***] Storefront and will provide Products to [***] warehouses in a manner that ensures that Products qualify for [***] service and include free two (2) day shipping for consumers. However, to ensure that Pattern’s inventory of Products is not comingled with any Products belonging to a third-party, Pattern must apply unique [***] labels to each Product fulfilled using the [***] service. Under no circumstances will Pattern fulfill orders in any way that results in the shipped Product coming from stock other than Pattern’s.

(vi)
To ensure customers receive products that are not expired or soon-to-be expired, Pattern will not send any Products to [***] warehouses with an expiration date that is expired or an expiration date that is within 90 days of the date of shipment to [***].

(vii)
Pattern will request that [***] return any unfillable or unsaleable product to Thorne or to Pattern for disposal in accordance with Thorne’s instructions. Pattern will not permit [***] to dispose of or otherwise liquidate unfillable or unsaleable product except by returning such product to Pattern or Thorne.

(viii)
Pattern agrees not to sell any Product that has been opened or repackaged, and, to the fullest extent possible, will opt out of any program whereby the [***] service fulfills orders with Products that have been opened or repackaged.

(ix)
Pattern will maintain a seller feedback score of at least 95% positive for the [***] Storefront.

(x)
Pattern will notify Thorne in writing within twenty-four hours of any Performance Notifications, including any selling restrictions placed on the [***] Storefront and any Product quality issues associated with sales of the Product through the [***] Storefront.

(b)
Pattern will adhere to the following requirements with respect to the Authorized Storefront on the [***] (US) platform (“[***] Storefront”):

(i)
Pattern will not sell through the [***] Storefront anonymously. The full legal name or registered fictitious name, mailing address, email address, and telephone contact of Pattern’s business must be clearly indicated on the [***] Storefront. The [***] Storefront must not give the appearance that it is operated by Thorne or any third party.

(ii)
Pattern will use [***] to fulfill orders for Products sold through the [***] Storefront. For [***] sales, Pattern will provide Products to [***] fulfillment centers in a manner that ensures that Products qualify for [***] “2-day delivery” and “fulfilled by [***]” display tags and includes two-day or faster shipping for consumers. Pattern will ensure Pattern’s inventory of Products is not comingled with any Products belonging to a third-party, and will opt of any program whereby [***] fulfills orders in any way that results in shipped Product coming from stock other than Pattern’s. Under no circumstances will Pattern fulfill orders in any way that results in the shipped Product coming from stock other than Pattern’s.

(iii)
To ensure the quality of Products fulfilled using [***], Pattern agrees to conduct monthly test purchases of Products sold through the [***] Storefront. Pattern will inspect Products obtained through these test purchases for damage to packaging, damage to Products themselves, and evidence of any other quality-related issues. Pattern will promptly inform Thorne of any damage or other quality issues discovered as a result of these test purchases.

(iv)
To ensure customers receive products that are not expired or soon-to-be expired, Pattern will not send any Products to [***] fulfillment centers with an expiration date that is expired or an expiration date that is within 90 days of the date of shipment to [***].

(v)
Pattern agrees not to sell any Product that has been opened or repackaged, and, to the fullest extent permitted by [***], will opt out of any program whereby [***] fulfills orders with Products that have been opened or repackaged.

(vi)
Pattern will request that [***] return any unfillable or unsaleable product to Thorne or to Pattern for disposal in accordance with Thorne’s instructions. Pattern will not permit [***] to dispose of or otherwise liquidate unfillable or unsaleable product except by returning such product to Pattern or Thorne.

(vii)
No later than the third business day of every month, Pattern will provide Thorne with a report to evaluate Pattern’s continued authorization to sell Products through the [***] Storefront (the “[***] Performance Report”). This [***] Performance Report must include screenshots of Pattern’s Seller Scorecard or other metrics in the [***] as necessary to provide the following information: (i) Pattern’s Order Defect Rate, including overall Order Defect Rate, Cancellation Defects, Return Defects, Delivery Defects, and Customer Complaints; and (ii) Pattern’s Average Customer Rating. The [***] Performance Report must include this information for every time period for which the information is reported on Pattern’s [***] account. If Pattern’s [***] account no longer reports any of the above types of information, Pattern will no longer be required to include it in its [***] Performance Report, but Pattern and Thorne will discuss whether a substitute metric should be required. Thorne reserves the right to request additional information from Pattern, including additional information found within [***] account, for purposes of verifying Pattern’s compliance with this Agreement and/or evaluating Pattern’s continued authorization to sell Products through the [***] Storefront. Pattern agrees to provide such additional information or substitute metric(s) upon request.

(viii)
Pattern will maintain a seller feedback rating of at least 85% positive for its [***] Storefront.

(ix)
Pattern will notify Thorne in writing within twenty-four hours of any notice from [***] to Pattern that Pattern has not complied with [***], including any selling restrictions placed on the [***] Storefront and any Product quality issues associated with sales of the Product through the [***] Storefront.

EXHIBIT 2

To the Market Schedule for Sales on [***] and [***] in the USA

Attached to the Authorized Reseller Agreement Between Pattern Inc.

and Thorne Research, Inc.

QUALITY CONTROL CHECKLIST FOR THORNE PRODUCTS SOLD ON ONLINE MARKETPLACES

To promote and protect the quality of Thorne Research, Inc. products (collectively, “Thorne products”) sold on online marketplaces for, protect consumers from the confusion caused by the widespread problem of counterfeit, damaged, and poor-quality products sold online marketplaces, and protect the goodwill associated with Thorne products, Pattern employees will carry out the following steps for all shipments of Thorne products that Pattern receives, processes, and ships to and ships to third-party locations:

1.
Receiving Shipment Inspection and Check:
a.
Check receiving shipment documentation to confirm correct label, shipment papers, and dock seals.
b.
Check receiving shipment documentation to confirm correct part numbers and SKUs.
c.
Check receiving shipment documentation to confirm it matches product and case labels.
d.
Check quantity of products to confirm the number of pallets and cases matches the receiving shipment documentation.
e.
Match receiving invoices to inventory received for reconciliation.
f.
Inspect pallets for damage.
g.
Inspect cases for damage.
h.
Check expiration dates on pallets and cases.

2.
Sorting Product Inspection and Check:
a.
Inspect pallets for damage.
b.
Inspect cases for damage.
c.
Check expiration date on cases.
d.
Sort products.
e.
Check quantity of products to confirm the correct number of units in the cases.
f.
Inspect individual units for damage.
g.
Inspect individual units for broken seals, tampering, or other defects.
h.
Check expiration date on individual units.
i.
Inspect products to make sure there is no mixed inventory.

3.
Product Labeling Inspection and Check:
a.
Perform weight integrity check to confirm individual units weigh the same.
b.
Perform physical integrity check to inspect individual units for disfigurement, torn labels, label marks, scuffs, scratches, or other defects.
c.
Check expiration date on individual units to confirm that they are not expired or have expiration dates that are within 90 days of the anticipated date of shipment to fulfillment center.
d.
For products being shipped to [***] or using [***], place [***] label on each individual unit in a manner that does not cover up any health or safety information for the product.
e.
Select box and marketplace-approved packing materials that will cause the least amount of movement during shipment.

4.
Shipment Inspection and Check:
a.
Inspect expiration dates to confirm that the units are not expired or have expiration dates that are within 90 days of the anticipated date of shipment to fulfillment center.
b.
Perform final quality control check on individual units to confirm no defects.
c.
Perform label inspection to confirm labels have been properly placed on units and cases and that no health or safety information is covered up.
d.
Add marketplace-approved packing materials to box to ensure minimal movement during shipment.
e.
Perform shipping quality check to confirm products are secured and boxes can be sealed.
f.
Check product shipment against order to confirm correct products and quantities are being shipped.
g.
Prepare boxes for shipment by closing boxes and triple taping them to ensure products are secure.
h.
Label boxes for shipment and ensure that all appropriate labels are placed on boxes.
i.
Arrange boxes on pallet for shipment and confirm boxes are secure and contained within the footprint of the pallet.
j.
Shrink wrap pallets in a manner that tightly secures and contains the contents of the load.
k.
When transferring pallets to shipping carrier, load pallets in a manner that ensures a tight configuration for limited shifting during transit.

No less than once per month, a supervisor at Pattern’s warehouse in Hebron, Kentucky will review the steps that employees are conducting to process and inspect shipments of Thorne’s products to confirm that they comply with procedures described herein. If the supervisor discovers any non-compliance, the supervisor will promptly take remedial action. The supervisor will complete the Certification of Compliance with Quality Control Checklist for Thorne Products Sold on Online Marketplaces chart following each review.

By completing the Certification of Compliance with Quality Control Procedures for Processing and Inspecting Thorne Products chart, the supervisor certifies on behalf of Pattern, that (1) the supervisor reviewed the procedures; (2) that remedial action was taken promptly to address any noncompliance discovered during the review; and (3) all requirements in the Quality Control Checklist for Thorne Products Sold on Online Marketplaces are being followed.

Effective August 1, 2020

Certification of Compliance with Quality Control Checklist for Thorne Products Sold on Online Marketplaces
Name and Title	Signature	Date of Review	Date of Certification

Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: The effective date of the Agreement.

Retail Platforms: [***]

Countries Served/Territory: Canada

Exclusivity: Exclusive Product Reselling. Pattern will resell Products on the Retail Platforms named in this Market Schedule, on behalf of Thorne. In accordance therewith, Thorne hereby appoints Pattern, and Pattern hereby accepts the appointment, to act as the exclusive reseller of Products on the Retail Platforms named in this Market Schedule. The Parties understand and acknowledge the difficulty on the part of Thorne in ensuring strict exclusivity. Accordingly, the exclusivity granted to Pattern pursuant to this Market Schedule will be interpreted as an agreement by and obligation of Thorne to, for the entirety of the Term, (i) not sell, on its own behalf or through any affiliate, any Products on the Retail Platforms named in this Market Schedule, (ii) not grant to any Party other than Pattern the right to resell Products on the Retail Platforms named in this Market Schedule, and (iii) use commercially reasonable efforts to ensure and maintain Pattern’s rights of exclusivity.

Market-Specific Commercial Terms:

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Minimum Advertised Price. Thorne has established a Minimum Advertised Price Policy that applies to all authorized resellers of Products located in Canada (the “MAP Policy”). Pattern may set the retail prices for Products in the Territory, provided however, that no Product will be advertised at a retail price less than the U.S. Suggested Retail Price then in effect for that Product. Pattern acknowledges that such MAP Policy applies to sales of the Products in Canada and that Pattern is subject to all terms and conditions of the MAP Policy.

IF = AND ( COMPARE 9 = 11, COMPARE SECTION 6 = "1" 0) 0 = 1 DOCPROPERTY "CUS_DocIDChunk0" 4835-9345-6742\8

Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: The effective date of the Agreement.

Retail Platforms: [***]

Countries/Territories Served: United Kingdom; European Union; Turkey

Exclusivity: Thorne appoints Pattern as an exclusive reseller of Products on the Retail Platforms named in this Market Schedule. The Parties understand and acknowledge the difficulty on the part of Thorne in ensuring strict exclusivity. Accordingly, the exclusivity granted to Pattern pursuant to this clause will be interpreted as an agreement by and obligation of Thorne to, for the entirety of the Term;

(a)
not sell, on its own behalf or through any affiliate, any Products on the Retail Platform,
(b)
not grant to any Party other than Pattern the right to resell Products on the Retail Platform, or
(c)
use commercially reasonable efforts to ensure and maintain Pattern’s rights of exclusivity.

Nothing in this clause will prevent Thorne from selling Product on its own (i) B2C website (ii) allowing other resellers to sell Product on the reseller’s own B2C website or (iii) on any other platform other than the Retail Platform.

Market-Specific Commercial Terms:

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Import Licences. Pattern will be responsible for obtaining any necessary import licences or permits necessary for the entry of Products into the Countries Served/Territory and Thorne will use commercially reasonable efforts to provide supporting documentation in a timely and professional manner as requested by Pattern.

VAT. All sums payable under this Agreement, or otherwise payable by any Party to any other Party under this Agreement are exclusive of any VAT chargeable on the supplies for which such sums (or any part of them) are the whole or part of the consideration for VAT purposes.

(a)
Where, under this Agreement, any Party makes a supply to any other Party (“Recipient”) for VAT purposes and VAT is or becomes chargeable on that supply for which the supplying Party is required to account to the relevant tax authority, the Recipient will, subject to the receipt of a valid VAT invoice, pay the supplying Party (in addition to, and at the same time as, any other consideration for that supply) the amount of such VAT.

(b)
Where any Party is required by this Agreement to reimburse or indemnify any other Party for any cost or expense, that first Party will reimburse or indemnify the other Party for the full amount of the cost or expense, including any VAT on that amount, except to the extent that the other Party is entitled to credit or repayment for that VAT from any relevant tax authority.

Data Protection.

(a)
The following definitions apply in this clause:

Agreed Purposes: as required under this Agreement.

Controller, data controller, processor, data processor, data subject, personal data, processing and appropriate technical and organisational measures: as set out in the Data Protection Legislation in force at the time.

Data Protection Legislation: the UK Data Protection Legislation and any other European Union legislation relating to personal data and all other legislation and regulatory requirements in force from time to time which apply to a Party relating to the use of personal data (including, without limitation, the privacy of electronic communications); and the guidance and codes of practice issued by the relevant data protection or supervisory authority and applicable to a Party.

Permitted Recipients: the Parties to this Agreement, the employees of each Party, any third Parties engaged to perform obligations in connection with this Agreement.

Shared Personal Data: the personal data to be shared between the Parties under this Agreement. Shared Personal Data will be confined to the following categories of information relevant to the following categories of data subject: customers of Products via the Retail Platform and personnel of either Party. The type of data will relate to contact data, financial data and transaction data.

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UK Data Protection Legislation: all applicable data protection and privacy legislation in force from time to time in the UK including the General Data Protection Regulation ((EU) 2016/679); the Data Protection Act 2018; the Privacy and Electronic Communications Directive 2002/58/EC (as updated by Directive 2009/136/EC) and the Privacy and Electronic Communications Regulations 2003 (SI 2003/2426) as amended.

(b)
This clause sets out the framework for the sharing of personal data between the Parties as data controllers. Each Party acknowledges that one Party (the “Data Discloser”) will regularly disclose to the other Party (the “Data Recipient”) Shared Personal Data collected by the Data Discloser for the Agreed Purposes.

(c)
Each Party will comply with all the obligations imposed on a controller under the Data Protection Legislation, and any material breach of the Data Protection Legislation by one Party will constitute a material breach of the Agreement.

(d)
Each Party will:

ensure that it has all necessary consents and notices in place to enable lawful transfer of the Shared Personal Data to the Data Recipient for the Agreed Purposes;

give full information to any data subject whose personal data may be processed under this Agreement of the nature such processing. This includes giving notice that, on the termination of this Agreement, personal data relating to them may be retained by or, as the case may be, transferred to one or more of the Permitted Recipients, their successors and assignees;

process the Shared Personal Data only for the Agreed Purposes;

not disclose or allow access to the Shared Personal Data to anyone other than the Permitted Recipients;

ensure that all Permitted Recipients are subject to written contractual obligations concerning the Shared Personal Data (including obligations of confidentiality) which are no less demanding than those imposed by this Agreement;

ensure that it has in place appropriate technical and organisational measures, reviewed and approved by the other Party, to protect against unauthorised or unlawful processing of personal data and against accidental loss or destruction of, or damage to, personal data;

not transfer any personal data outside of the European Economic Area unless the transferor:

complies with the provisions of Article 26 of the General Data Protection Regulation (in the event the third Party is a joint controller); and

ensures that (i) the transfer is to a country approved by the European Commission as providing adequate protection pursuant to Article 45 of the General Data Protection Regulation; (ii) there are appropriate safeguards in place pursuant to Article 46 of the General Data Protection Regulation; or (iii) one of the derogations for specific situations in Article 49 of the General Data Protection Regulation applies to the transfer.

(e)
Each Party will assist the other in complying with all applicable requirements of the Data Protection Legislation. In particular, each Party will:

consult with the other Party about any notices given to data subjects in relation to the Shared Personal Data;

promptly inform the other Party about the receipt of any data subject access request;

provide the other Party with reasonable assistance in complying with any data subject access request;

not disclose or release any Shared Personal Data in response to a data subject access request without first consulting the other Party wherever possible; assist the other Party, at the cost of the other Party, in responding to any request from a data subject and in ensuring compliance with its obligations under the Data Protection Legislation with respect to security, breach notifications, impact assessments and consultations with supervisory authorities or regulators;

notify the other Party without undue delay on becoming aware of any breach of the Data Protection Legislation;

at the written direction of the Data Discloser, delete or return Shared Personal Data and copies thereof to the Data Discloser on termination of this Agreement unless required by law to store the personal data;

use compatible technology for the processing of Shared Personal Data to ensure that there is no lack of accuracy resulting from personal data transfers;

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maintain complete and accurate records and information to demonstrate its compliance with this clause 15 and allow for audits by the other Party or the other Party's designated auditor; and

provide the other Party with contact details of at least one employee as point of contact and responsible manager for all issues arising out of the Data Protection Legislation, including the joint training of relevant staff, the procedures to be followed in the event of a data security breach, and the regular review of the Parties' compliance with the Data Protection Legislation.

(f)
Each Party will indemnify the other against all liabilities, costs, expenses, damages and losses (including but not limited to any direct, indirect or consequential losses, loss of profit, loss of reputation and all interest, penalties and legal costs (calculated on a full indemnity basis) and all other reasonable professional costs and expenses) suffered or incurred by the indemnified Party arising out of or in connection with the breach of the Data Protection Legislation by the indemnifying Party, its employees or agents, provided that the indemnified Party gives to the indemnifier prompt notice of such claim, full information about the circumstances giving rise to it, reasonable assistance in dealing with the claim and sole authority to manage, defend and/or settle it.

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Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: The effective date of the Agreement.

Retail Platforms: [***]

Countries/Territories Served: China; Hong Kong

Exclusivity: Pattern will resell Products on the Retail Platforms named in this Market Schedule on behalf of Thorne. In accordance therewith, Thorne hereby appoints Pattern, and Pattern hereby accepts the appointment, to act as a non-exclusive reseller of Products on the Retail Platforms named in this Market Schedule.

Market-Specific Commercial Terms:

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Import Licences. Pattern will be responsible for obtaining any necessary import licences or permits necessary for the entry of Products into the Countries Served/Territory and Thorne will use commercially reasonable efforts to provide supporting documentation in a timely and professional manner as requested by Pattern.

Minimum Advertised Price. Thorne has established a Minimum Advertised Price Policy that applies to all authorized resellers of Products located in China and Hong Kong (the “MAP Policy”). Pattern may set the retail prices, provided that no Product will be advertised at a retail price less than the U.S. Suggested Retail Price then in effect for that Product. Pattern acknowledges that such Policy applies to sales of the Products in China and Hong Kong and that Pattern is subject to all terms and conditions of the MAP Policy.

Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: Effective Date of the Agreement

Retail Platforms: [***]

Countries Served/Territory: Australia

Exclusivity: Thorne appoints Pattern as an exclusive reseller of the Products on the Retail Platforms named in this Market Schedule. The Parties understand and acknowledge the difficulty on the part of Thorne in ensuring strict exclusivity. Accordingly, the exclusivity granted to Pattern pursuant to this clause shall be interpreted as an agreement by and obligation of Thorne to, for the entirety of the Term;

(a)
not sell, on its own behalf or through any affiliate, any Products on the Retail Platform,
(b)
not grant to any Party other than Pattern the right to resell the Products on the Retail Platform, or
(c)
use commercially reasonable efforts to ensure and maintain Pattern’s rights of exclusivity.

Nothing in this provision shall prevent Thorne from (i) selling the Products on its own B2C website, (ii) allowing other resellers to sell the Products on their own B2C websites, or (iii) selling the Products on any platform other than the Retail Platforms.

Market-Specific Commercial Terms:

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Import licenses/permits: Pattern shall be responsible for obtaining any import licenses or permits necessary for the entry of the Products into the Countries Served/Territory and Thorne shall use commercially reasonable efforts to provide supporting documentation in a timely and professional manner as requested by Pattern.

Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: The date of the Agreement.

Retail Platforms: [***]

Countries/Territories Served: UAE; Saudi Arabia

Exclusivity: Thorne appoints Pattern as an exclusive reseller of the Products on the Retail Platforms named in this Market Schedule. The Parties understand and acknowledge the difficulty on the part of Thorne in ensuring strict exclusivity. Accordingly, the exclusivity granted to Pattern pursuant to this clause shall be interpreted as an agreement by and obligation of Thorne to, for the entirety of the Term;

(a)
not sell, on its own behalf or through any affiliate, any Products on the Retail Platform,
(b)
not grant to any Party other than Pattern the right to resell the Products on the Retail Platform, or
(c)
use commercially reasonable efforts to ensure and maintain Pattern’s rights of exclusivity.

Nothing in this clause shall prevent Thorne from selling Product on its own (i) B2C website (ii) allowing other resellers to sell Product on the reseller’s own B2C website or (iii) on any other platform other than the Retail Platform.

Market-Specific Commercial Terms:

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Import Licences. Pattern shall be responsible for obtaining any necessary import licences or permits necessary for the entry of the Products into the Countries Served/Territory and Thorne shall use commercially reasonable efforts to provide supporting documentation in a timely and professional manner as requested by Pattern.

Representations and Warranties. Thorne hereby warrants and represents to Pattern that the sale of the products by Pattern shall not infringe upon the distribution or sale rights of any third party to any profit share or commission in respect of any such sales.

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Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: Effective Date of the Agreement

Retail Platforms: Retail distribution into brick-and-mortar and associated websites

Countries/Territories Served: UAE

Exclusivity: Thorne appoints Pattern as a non-exclusive distributor of the Products on the Retail Platforms named in this Market Schedule. Nothing in this clause shall prevent Thorne from selling Product on its own (i) B2C website (ii) allowing other distributors to sell Product on the reseller’s own B2C website or (iii) allowing other distributors to distribute the Products on any other platform other than the Retail Platform.

Market-Specific Commercial Terms:

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Import Licences. Pattern shall be responsible for obtaining any necessary import licences or permits necessary for the entry of the Products into the Countries Served/Territory and Thorne shall use commercially reasonable efforts to provide supporting documentation in a timely and professional manner as requested by Pattern.

Representations and Warranties. Thorne hereby warrants and represents to Pattern that the sale of the Products by Pattern shall not infringe upon the distribution or sale rights of any third party to any profit share or commission in respect of any such sales.

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Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: Date of the Agreement

Retail Platforms: [***]

Countries/Territories Served: Japan; Singapore; Malaysia; Thailand; Indonesia; Vietnam; Philippines

Exclusivity: Pattern shall resell the Products on the Retail Platforms named in this Market Schedule on behalf of Thorne. In accordance therewith, Thorne hereby appoints Pattern, and Pattern hereby accepts the appointment, to act as a non-exclusive reseller of the Products on the Retail Platforms named in this Market Schedule.

Market-Specific Commercial Terms:

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Import Licences. Pattern shall be responsible for obtaining any necessary import licences or permits necessary for the entry of the Products into the Countries/Territories Served and Thorne shall use commercially reasonable efforts to provide supporting documentation in a timely and professional manner as requested by Pattern.

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Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: Effective Date of the Agreement

Retail Platforms: [***]

Countries Served/Territory: Brazil

Exclusivity: Pattern shall resell the Products on the Retail Platforms named in this Market Schedule, on behalf of Thorne. In accordance therewith, Thorne hereby appoints Pattern, and Pattern hereby accepts the appointment, to act as the exclusive reseller of the Products on the Retail Platforms named in this Market Schedule. The Parties understand and acknowledge the difficulty on the part of Thorne in ensuring strict exclusivity. Accordingly, the exclusivity granted to Pattern pursuant to this Market Schedule shall be interpreted as an agreement by and obligation of Thorne to, for the entirety of the Term, (i) not sell, on its own behalf or through any affiliate, any Products on the Retail Platforms named in this Market Schedule, (ii) not grant to any Party other than Pattern the right to resell the Products on the Retail Platforms named in this Market Schedule, and (iii) use commercially reasonable efforts to ensure and maintain Pattern’s rights of exclusivity.

Nothing in this provision shall prevent Thorne from (i) selling the Products on its own B2C website, (ii) allowing other resellers to sell the Products on their own.

Market-Specific Commercial Terms:

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Import licenses/permits: Pattern shall be responsible for obtaining any import licenses or permits necessary for the entry of the Products into the Countries Served/Territory and Thorne shall use commercially reasonable efforts to provide supporting documentation in a timely and professional manner as requested by Pattern.

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Market Schedule to Authorized Reseller Agreement

Between Pattern Inc. and Thorne Research, Inc.

Effective Date: The date of the Agreement.

Retail Platforms: [***]

Countries Served/Territory: Mexico

Exclusivity: Exclusive Product Reselling. Pattern shall resell the Products on the Retail Platforms named in this Market Schedule, on behalf of Thorne. In accordance therewith, Thorne hereby appoints Pattern, and Pattern hereby accepts the appointment, to act as the exclusive reseller of the Products on the Retail Platforms named in this Market Schedule. The Parties understand and acknowledge the difficulty on the part of Thorne in ensuring strict exclusivity. Accordingly, the exclusivity granted to Pattern pursuant to this Market Schedule shall be interpreted as an agreement by and obligation of Thorne to, for the entirety of the Term, (i) not sell, on its own behalf or through any affiliate, any Products on the Retail Platforms named in this Market Schedule, (ii) not grant to any Party other than Pattern the right to resell the Products on the Retail Platforms named in this Market Schedule, and (iii) use commercially reasonable efforts to ensure and maintain Pattern’s rights of exclusivity.

Nothing in this provision shall prevent Thorne from (i) selling the Products on its own B2C website, (ii) allowing other resellers to sell the Products on their own B2C websites, or (iii) selling the Products on any platform other than the Retail Platforms.

Market-Specific Commercial Terms:

Additional Services. Pattern will provide information and assistance to Thorne’s outside counsel engaged to pursue legal action against unauthorized sellers of the Products on the Retail Platform named in this Market Schedule (“Thorne’s Outside Counsel”); provided, however, that Thorne shall be solely and exclusively responsible for instructing, directing, and approving all strategies and actions proposed by Thorne’s Outside Counsel.

Shipping. Products will be shipped by Thorne via common carrier, FOB Origin, i.e., title to the goods will pass to buyer upon shipment of the goods from Thorne’s facilities. Thorne will be responsible for the costs of shipping the Products to a location in the United States designated by Pattern. Pattern will be responsible for all costs of going directly to market in the Territory from any Pattern United States facility, or directly from Thorne to the market in the Territory, including taxes, tariffs, VAT, and shipping to the Territory.

Import licenses/permits: Pattern shall be responsible for obtaining any import licenses or permits necessary for the entry of the Products into the Countries Served/Territory and Thorne shall use commercially reasonable efforts to provide supporting documentation in a timely and professional manner as requested by Pattern.